SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 2, 2003

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                        Education Management Corporation
               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                    000-21363              25-1119571
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania, 33rd
                      Floor                                            15222
    (Address of Principal Executive Offices)                         (Zip Code)

       Registrant's telephone number, including area code: (412) 562-0900

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Item 5. Other Events and Regulation FD Disclosure.

On September 2, 2003, Education Management Corporation (the "Company") issued a press release attached as Exhibit 99.1, announcing that it had completed its previously-announced acquisition of American Education Centers. The information contained in this press release is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

Exhibit 99.1 Press release dated September 2, 2003 regarding acquisition of American Education Centers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EDUCATION MANAGEMENT CORPORATION

                                   By: /s/ ROBERT T. MCDOWELL
                                       --------------------------------
                                       Robert T. McDowell Executive
                                       Vice President and
                                       Chief Financial Officer

Dated: September 2, 2003

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                                  EXHIBIT INDEX
Exhibit No.      Description

99.1             Press release dated September 2, 2003 regarding completion of acquisition of American Education Centers.